UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 10, 2016
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2016, Castlight Health, Inc. ("Company”) issued a press release announcing its results for the three months ended March 31, 2016. The press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 10, 2016, the Company’s Board of Directors committed to a program to reduce its workforce in order to reduce expenses, align its operations with evolving business needs and improve efficiencies. Under this program, the Company intends to reduce its workforce by fourteen percent. Accordingly, the Company expects to incur charges of approximately $0.8 million in the second quarter of 2016, all of which will be related to severance costs and will result in cash expenditures. The actions associated with this program are expected to be fully completed by December 31, 2016.
Item 7.01 Regulation FD Disclosure.
On May 10, 2016, in connection with the Company’s announced plan to undertake a workforce reduction, Giovanni Colella, CEO, sent an email to the entire company relating to the same, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information in Items 2.02 and 7.01 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Items 2.02 and 7.01 of this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated May 10, 2016, entitled "Castlight Health Announces First Quarter 2016 Results"
99.2	Letter from Giovanni Colella to Company Employees, dated May 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: May 10, 2016	By:	/s/ John C. Doyle
John C. Doyle
Chief Financial Officer and Chief Operating Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated May 10, 2016, entitled "Castlight Health Announces First Quarter 2016 Results"
99.2	Letter from Giovanni Colella to Company Employees, dated May 10, 2016